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                                                                  EXHIBIT 10.24


                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement"), dated as of September 28, 1999, is by and among VSI Enterprises, Inc., a Delaware corporation ("VSI"), Paul D'Haeyer ("D'Haeyer") and Walter De Rop ("De Rop") (D'Haeyer and De Rop are sometimes each referred to herein as a "Purchaser" and collectively, as the "Purchasers") and Videoconferencing Systems, n.v., a limited liability company organized under the laws of Belgium (the "Company"). The parties hereto are sometimes each referred to herein as a "Party" and collectively, as the "Parties").

                                W I T N E S S E T H :

         WHEREAS, VSI owns all of the issued and outstanding shares of capital stock of the "Company", and desires to sell, and Purchasers desire to purchase, certain shares of the capital stock of the Company from VSI;

         NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the Parties agree as follows:

SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

            "Closing" shall mean the closing of the transactions contemplated by this Agreement, which shall occur at 10:00 a.m., Atlanta time, on the Closing Date in the offices of VSI at 5801 Goshen Springs Road, Norcross, Georgia 30071, or at such other time and place as shall be mutually agreed in writing by the Parties.

            "Closing Date" shall mean the date of the Closing, which shall occur as soon as practicable after the date hereof, but in no event may the Closing Date be later than September 30, 1999.

SECTION 2. PURCHASE AND SALE OF STOCK. Subject to and upon the terms and conditions contained herein, at the Closing: (i) VSI shall sell, transfer, assign, convey and deliver to D'Haeyer and De Rop, 81,338 and 47,770 shares, respectively, of the common stock of the Company which shares constitute 100% of the issued and outstanding shares of capital stock of the Company (collectively, the "Shares"), in each case, free and clear of all adverse claims, security interests, liens, claims and encumbrances, and Purchasers shall purchase, accept and acquire from VSI, the Shares. The Purchase Price for the Shares shall be $1.00 from each Purchaser, payable in cash.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF VSI. VSI represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:


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3.1         OWNERSHIP OF THE STOCK. VSI owns, beneficially and of record, good and marketable title to all of the issued and outstanding capital stock of the Company. At the Closing, VSI will convey to Purchasers good and marketable title to the Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, shareholders' agreements or restrictions.

3.2 CAPITALIZATION. The authorized capital stock of the Company consists of 129,108 shares of common stock. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of the Company.

3.3 AUTHORIZATION AND VALIDITY. The execution, delivery and performance by VSI of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by VSI. This Agreement and each other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by VSI and constitute or will constitute legal, valid and binding obligations of VSI, enforceable against VSI in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

3.4 NO VIOLATION. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of VSI or any agreement, indenture or other instrument under which VSI is bound.

3.5 CONSENTS. Except for the security interest on the capital stock of the Company referred to in Section 8.4 below, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of VSI.

3.6 FINDER'S FEE. VSI has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Purchasers, jointly and severally, represent and warrant that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

4.1 AUTHORIZATION AND VALIDITY. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by each Purchaser and constitute legal, valid and binding obligations of each Purchaser, enforceable against each Purchaser in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.


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4.2         FINDER'S FEE. Neither Purchaser has incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

4.3 LIMITATION ON REPRESENTATIONS AND WARRANTIES. Purchasers acknowledge and agree that as senior management of the Company, they have extensive knowledge concerning the condition (financial, business or otherwise) of the Company, and that except for the representations and warranties contained in
Section 3 above, are purchasing the Shares "AS IS, WHERE IS", without any other representations or warranties, express or implied.

SECTION 5.  VSI'S COVENANTS. VSI agrees that between the date hereof and the
Closing:

5.1 CONSUMMATION OF AGREEMENT. VSI shall use all commercially reasonable efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions.

5.2 APPROVALS OF THIRD PARTIES. VSI shall use all commercially reasonable efforts to secure, as soon as practicable after the date hereof, all necessary approvals and consents of third parties to the consummation of the transactions contemplated hereby.

SECTION 6. PURCHASERS' COVENANTS. Each Purchaser agrees that between the date hereof and the Closing:

6.1 CONSUMMATION OF AGREEMENT. Such Purchaser shall use all commercially reasonable efforts to cause the consummation of the transactions contemplated hereby in accordance with their terms and conditions.

6.2 APPROVALS OF THIRD PARTIES. Such Purchaser shall use all commercially reasonable efforts to secure, as soon as practicable after the date hereof, all necessary approvals and consents of third parties to the consummation of the transactions contemplated hereby.

SECTION 7. PURCHASERS' CONDITIONS PRECEDENT. Except as may be waived in writing by Purchasers, the obligations of Purchasers hereunder are subject to the fulfillment at or prior to the Closing Date of each of the following conditions:

7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of VSI contained herein shall have been true and correct in all respects when initially made and shall be true and correct in all respects as of the Closing Date.

7.2 COVENANTS AND CONDITIONS. VSI shall have performed and complied with all covenants and conditions required by this Agreement to be performed and complied with by VSI prior to the Closing Date.


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7.3         APPROVALS OF THIRD PARTIES. Purchasers shall have received all necessary approvals and consents of third parties to the consummation of the transactions contemplated hereby.

7.4 PROCEEDINGS. No action, proceeding or order by any court or governmental body or agency shall have been threatened, orally or in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

7.5 CLOSING DELIVERIES. Purchaser shall have received all documents, duly executed in form satisfactory to Purchaser and its counsel, referred to in
Section 9.1.

SECTION 8. VSI'S CONDITIONS PRECEDENT. Except as may be waived in writing by VSI, the obligations of VSI hereunder are subject to fulfillment at or prior to the Closing Date of each of the following conditions:

8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchasers contained herein shall be true and correct in all respects as of the Closing Date.

8.2 COVENANTS AND CONDITIONS. Purchasers shall have performed and complied in all material respects with all covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date.

8.3 APPROVALS OF THIRD PARTIES. VSI shall have received all necessary approvals and consents of third parties to the consummation of the transactions contemplated hereby.

8.4 RELEASES. VSI shall have been released from any and all financial obligations for, or with respect to, the Company, including, without limitation, any guaranties of indebtedness and any liens or security interests held by any entity in and to the capital stock of the Company owned by VSI as collateral for any such guaranty or obligation.

8.5 PROCEEDINGS. No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated hereby.

8.6 CLOSING DELIVERIES. VSI shall have received all documents referred to in Section 9.2.

SECTION 9.  CLOSING DELIVERIES.

9.1 DELIVERIES OF VSI. At the Closing, VSI shall deliver to Purchasers the following, all of which shall be in form and content satisfactory to Purchaser and its counsel:

    (a) Certificates representing the Shares, duly endorsed and in proper form for transfer to Purchasers by delivery under applicable law, or accompanied by duly executed instruments of transfer in blank; and


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    (b)     A certificate of the Chief Executive Officer of VSI, dated the
    Closing Date, verifying that the matters set forth in Sections 7.1 and 7.2 above are true and correct as of the Closing Date.

9.2 DELIVERIES OF PURCHASERS. At the Closing, Purchasers shall deliver the following, all of which shall be in form and content satisfactory to VSI and its counsel:

    (a)     The purchase price in cash;

    (b)     The Capital Stock Purchase Warrant described in Section 10.3 below;
    and

    (c) Written confirmation of the items described in Section 8.4 above (including, without limitation, the stock certificates of the Company owned by VSI which are pledged as collateral).

SECTION 10.       OTHER MATTERS.

10.1 DISTRIBUTION AGREEMENT. At the Closing, VSI and the Company shall have entered into a Distribution Agreement, substantially in the form of Exhibit A attached hereto.

10.2 SECURITYHOLDERS AGREEMENT. At the Closing, VSI, the Purchasers and the Company shall have entered into a Securityholders Agreement, substantially in the form of Exhibit B attached hereto.

10.3 WARRANT. At the Closing, the Company shall issue to VSI a warrant to purchase 40,771 of the Company's common shares, substantially in the form of Exhibit C attached hereto (the "Capital Stock Purchase Warrant").

SECTION 11. TERMINATION.  This Agreement may be terminated:

    (a) At any time prior to the Closing Date by mutual agreement of all Parties.

    (b)     After the Closing Date by Purchasers if the conditions stated in
    Section 7 have not been satisfied by the Closing Date.

    (c) After the Closing Date by VSI if the conditions stated in Section 8 have not been satisfied by the Closing Date.


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In the event this Agreement is terminated pursuant to subparagraph (b) or (c)
above, Purchasers and VSI shall each be entitled to pursue, exercise and enforce any and all remedies, rights, powers and privileges available at law or in equity. In the event of a termination of this Agreement under the provisions of this Section, a party not then in material breach of this Agreement shall stand fully released and discharged of any and all obligations under this Agreement.

SECTION 12. MISCELLANEOUS

12.1 AMENDMENT. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto.

12.2 ASSIGNMENT. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any Party.

12.3 PARTIES IN INTEREST. No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the Parties. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a Party any rights or remedies hereunder or thereunder.

12.4 ENTIRE AGREEMENT. This Agreement and the agreements contemplated hereby constitute the entire agreement of the Parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

12.5 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

12.6 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Parties pursuant to this Agreement shall be deemed to have been representations and warranties by the Parties, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing for a period of one (1) year.


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12.7        GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

12.8 CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

12.9 CONFIDENTIALITY; PUBLICITY AND DISCLOSURES. Each Party shall keep this Agreement and its terms confidential, and shall make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement, or the terms, conditions or other facts with respect thereto, without in each case the prior written consent of the other Parties; provided that the foregoing shall not prohibit any disclosure: (a) to attorneys, accountants, investment bankers or other agents of the Parties assisting the parties in connection with the transactions contemplated by this Agreement and; (b) as required by law (including, without limitation, United States securities laws) or regulation or by court or administrative agency.

12.10 NOTICE. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the Party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person or by facsimile transmission. Such notice shall be deemed received on the date on which it is hand-delivered or received by facsimile transmission or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of: (a) VSI shall be 5801 Goshen Springs Road, Norcross, Georgia 30071; (b) the Shareholders shall be Ingberthoeveweg 3/G, Aartselaar, Belgium B-2630. Any Party may change its address for notice by written notice given to the other Party in accordance with this Section.

12.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         EXECUTED as of the date first above written.


                                            VSI ENTERPRISES, INC.

                                              /s/  Karen T. Franklin
                                            -----------------------------------
                                            By:    Karen T. Franklin
                                            Title: Chief Financial Officer


                                            SHAREHOLDERS:

                                              /s/ Paul D'Haeyer
                                            -----------------------------------
                                            Paul D'Haeyer

                                              /s/ Walter De Rop
                                            -----------------------------------
                                            Walter De Rop


                                            VIDEOCONFERENCING SYSTEMS, N.V.

                                              /s/ Paul D'Haeyer
                                            -----------------------------------
                                            By:    Paul D'Haeyer
                                            Title: President


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